Exhibit 99.2


HENGZHOU INTERNATIONAL
SHIPPING LIMITED

FINANCIAL REPORT

YEAR ENDED DECEMBER 31, 2007
PERIOD FROM DATE OF INCORPORATION ON JULY 19, 2006
TO DECEMBER 31, 2006





--------------------------------------------------------------------------------
                                                                EDWARD LAU & CO.
--------------------------------------------------------------------------------

                     HENGZHOU INTERNATIONAL SHIPPING LIMITED

                                FINANCIAL REPORT

                          YEAR ENDED DECEMBER 31, 2007

               PERIOD FROM DATE OF INCORPORATION ON JULY 19, 2006

                              TO DECEMBER 31, 2006


CONTENTS                                                                           PAGE
----------------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                              1


Balance Sheets as of December 31, 2006 and 2007                                      2


Statements of Earnings for the Period from Date of Incorporation on
   July 19, 2006 to December 31, 2006 and the Year ended December 31, 2007           3


Statements of Shareholder's Equity for the Period from Date of Incorporation on
   July 19, 2006 to December 31, 2006 and the Year ended December 31, 2007           4


Statements of Cash Flows for the Period from Date of Incorporation on
   July 19, 2006 to December 31, 2006 and the Year ended December 31, 2007           5


Notes to the Financial Statements for the Period from Date of Incorporation on
   July 19, 2006 to December 31, 2006 and the Year ended December 31, 2007           6

                                EDWARD LAU & CO.
                              CHARTERED ACCOUNTANTS
                          CERTIFIED PUBLIC ACCOUNTANTS
                         ------------------------------

16B EIB CENTRE             TELEPHONE (852) 2581 2036
40 BONHAM STRAND              FAX (852) 2581 2010
HONG KONG





REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

TO THE DIRECTOR AND SHAREHOLDER OF
HENGZHOU INTERNATIONAL SHIPPING LIMITED

We have audited the accompanying balance sheets of Hengzhou International Shipping Limited as of December 31, 2007 and 2006 and the related statements of earnings, shareholder's equity and cash flows for the year ended December 31, 2007 and for the period from date of incorporation on July 19, 2006 to December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hengzhou International Shipping Limited as of December 31, 2007 and 2006 and the results of its operations and its cash flows for the year ended December 31, 2007 and for the period from date of incorporation on July 19, 2006 to December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.



/s/ EDWARD LAU & CO.

CHARTERED ACCOUNTANTS
CERTIFIED PUBLIC ACCOUNTANTS

Hong Kong

January 29, 2008

HENGZHOU INTERNATIONAL SHIPPING LIMITED
BALANCE SHEETS
DECEMBER 31, 2007 AND 2006


                                                                       2007             2006
                                                          NOTE          US$              US$
ASSETS

CURRENT ASSETS
Cash and cash equivalents                                                 1,282              ---
Accounts receivable                                                      90,000              ---
                                                                    -----------      -----------

                                                                         91,282              ---
                                                                    -----------      -----------

Vessel                                                      4        11,488,461        9,200,000
                                                                    ===========      ===========

TOTAL ASSETS                                                         11,579,743        9,200,000
                                                                    ===========      ===========



LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES
Due to related party                                        3               ---        9,198,718
Other payables                                                           17,709              ---
                                                                    -----------      -----------

TOTAL LIABILITIES                                                        17,709        9,198,718
                                                                    -----------      -----------

SHAREHOLDER'S EQUITY
Ordinary shares, each with a par value of HK$1.00;
200,000,000 shares authorized; 89,710,000 issued
and fully paid                                              5        11,501,282            1,282
Retained earnings                                                        60,752              ---
                                                                    -----------      -----------

TOTAL EQUITY                                                         11,562,034            1,282
                                                                    ===========      ===========

TOTAL EQUITY AND LIABILITIES                                         11,579,743        9,200,000
                                                                    ===========      ===========


Commitments                                                 6




                 See accompanying notes to financial statements

HENGZHOU INTERNATIONAL SHIPPING LIMITED
STATEMENTS OF EARNINGS



                                                                PERIOD FROM
                                                           DATE OF INCORPORATION
                                           YEAR ENDED         ON 7/19/2006 TO
                                           12/31/2007           12/31/2006
                                               US$                  US$


Revenue                                         90,000                  ---
Operating expenses:
    Ship operating                              17,709                  ---
    Depreciation                                11,539                  ---
                                           -----------          -----------

                                                29,248                  ---
                                           -----------          -----------

Operating earnings                              60,752                  ---
                                           -----------          -----------

Net earnings                                    60,752                  ---
                                           ===========          ===========



                 See accompanying notes to financial statements

HENGZHOU INTERNATIONAL SHIPPING LIMITED
STATEMENTS OF SHAREHOLDER'S EQUITY
YEAR ENDED DECEMBER 31, 2007
PERIOD FROM DATE OF INCORPORATION ON JULY 19, 2006 TO DECEMBER 31, 2006


                                                                                       TOTAL             TOTAL
                                      NUMBER OF        ORDINARY       RETAINED      SHAREHOLDER'S    COMPREHENSIVE
                                   ORDINARY SHARES      SHARES        EARNINGS         EQUITY           INCOME
                                         US$              US$            US$             US$              US$
Issuance of ordinary shares               10,000            1,282           ---           1,282

Net earnings                                 ---              ---           ---             ---              ---
                                      ----------       ----------     ---------      ----------        ---------

                                                                                                             ---
                                                                                                       =========
Balance, December 31, 2006                10,000            1,282           ---           1,282

Issuance of ordinary shares           89,700,000       11,500,000           ---      11,500,000

Net earnings                                 ---              ---        60,752          60,752           60,752
                                                                                                       ---------

                                                                                                          60,752
                                      ----------       ----------     ---------      ----------        =========

Balance, December 31, 2007            89,710,000       11,501,282        60,752      11,562,034
                                      ==========       ==========     =========      ==========



                 See accompanying notes to financial statements

HENGZHOU INTERNATIONAL SHIPPING LIMITED
STATEMENTS OF CASH FLOWS


                                                                                    PERIOD FROM
                                                                                DATE OF INCORPORATION
                                                                  YEAR ENDED       ON 7/19/2006 TO
                                                                  12/31/2007         12/31/2006
                                                                      US$                 US$
CASH PROVIDED BY (USED IN):

OPERATING ACTIVITIES
    Net earnings                                                      60,752                  ---

    Items not involving cash:
        Depreciation                                                  11,539                  ---
    Changes in non-cash operating working capital:
        Accounts receivable                                          (90,000)                 ---
        Other payables                                                17,709                  ---
                                                                ------------         ------------

    Cash from operating activities                                       ---                ---
                                                                ------------         ------------


FINANCING ACTIVITIES
    Ordinary shares issued                                               ---                1,282
    Due to related party                                           2,301,282            9,198,718
                                                                ------------         ------------

    Cash from financing activities                                 2,301,282            9,200,000
                                                                ------------         ------------

INVESTING ACTIVITIES
    Deposits on vessel                                            (2,300,000)          (9,200,000)
                                                                ------------         ------------

    Cash (used in) investing activities                           (2,300,000)          (9,200,000)
                                                                ============         ============

INCREASE IN CASH AND CASH EQUIVALENTS                                  1,282                  ---

CASH AND CASH EQUIVALENTS, BEGINNING OF THE PERIOD                       ---                  ---
                                                                ------------         ------------

CASH AND CASH EQUIVALENTS, END OF THE PERIOD                           1,282                  ---
                                                                ============         ============



                 See accompanying notes to financial statements

HENGZHOU INTERNATIONAL SHIPPING LIMITED
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2007
PERIOD FROM DATE OF INCORPORATION ON JULY 19, 2006 TO DECEMBER 31, 2006



1.  GENERAL

    Hengzhou International Shipping Limited (`the Company') was incorporated on July 19, 2006 in Hong Kong.

    The Company is primary engaged in the ownership and ship chartering of chemical tanker.

    The ultimate holding company of the Company is Yongzheng International Marine Holdings Co., Ltd., which is incorporated in the British Virgin Islands with limited liability.



2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    (a) Basis of presentation:

        This summary of significant accounting policies is presented to assist in understanding the financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States and have been consistently applied in the preparation of the financial statements.

    (b) Foreign currency translation:

        The functional and reporting currency of the Company is the United States dollar. Transactions incurred in other currencies are translated into United States dollars using the exchange rate at the time of the transaction. Monetary assets and liabilities as of the financial reporting date are translated into United States dollars using exchange rates at that date. Exchange gains and losses are included in net earnings.

    (c) Cash equivalents:

        Cash equivalents include highly liquid securities with terms to maturity of three months or less when acquired.

    (d) Vessel:

        Vessel is recorded at its cost to the Company which consists of the vessel deposits, purchase price, acquisition and delivery costs.

        Deposits, installment payments, interests, financing costs, construction design, supervision costs, and other pre-delivery costs incurred during the construction period for vessel under construction are recorded as vessel deposits.

        Depreciation is provided on a straight-line basis over the estimated useful life of each vessel, which is approximately 30 years.

        The carrying value of the vessel is evaluated when events or circumstances indicate that there has been a possible impairment in value, which would occur in the fiscal period when the net carrying value was no longer expected to be recovered from future estimated cash flows. Such evaluations include comparison of current and anticipated operating cash flows, assessment of future operations and other relevant factors. To the extent that the carrying value of the vessel exceeds the undiscounted estimated future cash flows, the vessel would be written down to their fair value.

HENGZHOU INTERNATIONAL SHIPPING LIMITED
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2007
PERIOD FROM DATE OF INCORPORATION ON JULY 19, 2006 TO DECEMBER 31, 2006



2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

    (e) Income taxes:

        The Company is not subject to taxes on income in the jurisdiction in which the Company is incorporated and in any other jurisdiction where the Company operates. The owner of the vessel is responsible for all taxes, fees or other levies charged by countries on vessel due to having cargo on board.

    (f) Revenue recognition:

        Time charter revenue from vessel under operating lease is recognized on a straight line basis over the term of the charter as service is provided.

    (g) Use of estimates:

        The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenue and expenses during the reporting fiscal periods. Areas where accounting judgments and estimates are significant to the Company include the assessment of the vessel lives and the recoverability of the carrying value of vessel, which are subject to future market events. Actual results could differ from those estimates.

    (h) Recent accounting pronouncements:

        In February 2007, the FASB issued SFAS No. 159, THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES, INCLUDING AN AMENDMENT OF FASB STATEMENT NO. 115, which allows an entity the irrevocable option to elect fair value for the initial and subsequent measurement for certain financial assets and liabilities on an instrument-by-instrument basis. Subsequent measurements for the financial assets and liabilities an entity elects to record at fair value will be recognized in earnings. SFAS No. 159 also establishes additional disclosure requirements. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007, with early adoption permitted provided that the entity also adopts SFAS No. 157. The Company is currently evaluating the impact of the provisions of SFAS No. 159.


3.  RELATED PARTY TRANSACTIONS

    Due to related party:

    During 2007 US$2,301,282 was due to holding company for the payment for deposits on vessel on the Company's behalf and increase of working capital of the Company. On September 1, 2007, US$11,500,000 of the balance of due to holding company was reduced for the payment for the total of 89,700,000 newly issued ordinary shares of the Company. As at December 31, 2006, US$ 9,198,718 was due to holding company for the payment for deposits on vessel on the Company's behalf. The amounts due to holding company were unsecured, interest free and repayable on demand.

HENGZHOU INTERNATIONAL SHIPPING LIMITED
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2007
PERIOD FROM DATE OF INCORPORATION ON JULY 19, 2006 TO DECEMBER 31, 2006



4.  VESSEL

                                                      ACCUMULATED      NET BOOK
                                        COST         DEPRECIATION        VALUE
                                         US$              US$             US$


    DECEMBER 31, 2007
    Vessel                             11,500,000          11,539     11,488,461
                                       ==========       =========     ==========


    DECEMBER 31, 2006
    Deposits on vessel                  9,200,000             ---      9,200,000
                                       ==========       =========     ==========


    Details of vessel owned by the Company as at December 31, 2007 are as follows:

    VESSEL          BUILT       ACQUIRED          TYPE                  DWT
    ----------------------------------------------------------------------------

    Heng Zhou        2007          2007        Chemical tanker         6,800



5.  SHARE CAPITAL

    Pursuant to a memorandum of the sole shareholder dated September 1, 2007, the authorised share capital of the Company was increased from HK$10,000 (eqv. US$ 1,282) to HK200,000,000 (eqv.US$ 25,641,025) by the
    creation of an additional 199,990,000 ordinary shares of HK$ 1.00 each ranking pari passu with existing ordinary shares.

    Pursuant to a memorandum of the sole director dated September 1, 2007, a total of 89,700,000 ordinary shares were issued at par value of HK$1.00 to the holding company. The payment for newly issued ordinary shares was satisfied by way of reduction of the balance of due to holding company of US$11,500,000 (eqv. HK$89,700,000).

    The Company has one class of shares which carries no right to fixed income.

HENGZHOU INTERNATIONAL SHIPPING LIMITED
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2007
PERIOD FROM DATE OF INCORPORATION ON JULY 19, 2006 TO DECEMBER 31, 2006



6.  COMMITMENTS

    As at December 31, 2007, the Company was committed under charter party agreement with Pesco Oil Storage Corp. to supply the vessel on a full-time basis for a fixed daily charter rate. The charter party agreements obligate the Company to certain performance criteria over the term of the agreement.

    As at December 31, 2007, based on 100% utilization, the minimum future revenues to be received on committed time charter party agreement were approximately:

                                                            US$

                              2008                       2,737,500
                              2009                       2,737,500
                              2010                       2,737,500
                              2011                       2,737,500
                              2012                       2,647,500
                                                       -----------

                                                        13,597,500
                                                       ===========



7.  FINANCIAL INSTRUMENTS

    The carrying values of cash and cash equivalents, accounts receivable, other payables and due to related party approximate their fair values because of their short term to maturity. The fair values of the financial instruments are recognized on the balance sheet.